UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2006 (November 22, 2006)
Encysive Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas (Address of principal executive offices)	77081 (Zip Code)
Registrant’s telephone number, including area code: 713-796-8822
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
On November 27, 2006, Encysive Pharmaceuticals Inc. (the “Company”) learned that an individual claiming to be a shareholder of the Company filed a purported shareholder derivative complaint in the United States District Court for the Southern District of Texas on November 22, 2006. The complaint names the Company as a nominal defendant and certain of the Company’s current and former officers and all of the Company’s current directors as defendants. The suit asserts claims for breach of fiduciary duty, abuse of control, insider selling, misappropriation of information, gross mismanagement, and waste of corporate assets, and seeks contribution and indemnification against the individual defendants. The lawsuit seeks damages on behalf of the Company against the individual defendants, as well as a constructive trust over the individual defendants’ assets or trading activities; restitution and disgorgement of all profits, benefits, and compensation obtained by the individual defendants; and the costs and attorneys’ fees expended by the plaintiff in litigating the derivative action.
The Company’s Board of Directors is reviewing the allegations made in the complaint. The Company anticipates that additional shareholder derivative lawsuits regarding the same subject matter may be filed in federal and/or state court during the upcoming weeks or months.
This current report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the filing of future lawsuits, the merits of lawsuits, defenses to the allegations contained in the lawsuits and the uncertainties of litigation, as well as more specific risks, trends and uncertainties facing Encysive such as those set forth in its reports on Forms 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Given these risks, trends and uncertainties, any or all of these forward looking statements may prove to be incorrect. Therefore you should not rely on any such forward looking statements. Furthermore, Encysive undertakes no duty to update or revise these forward-looking statements. The Private Securities Litigation Reform Act of 1995 permits this discussion.
[SIGNATURE PAGE FOLLOWS]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCYSIVE PHARMACEUTICALS INC. (Registrant)
Date: November 28, 2006	/s/ Paul S. Manierre
Paul S. Manierre
Vice President and General Counsel